UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                               AMENDED FORM N-CSR

  CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05569
                                   ---------

                            FRANKLIN UNIVERSAL TRUST
                            ------------------------
              (Exact name of registrant as specified in charter)

                ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
             (Address of principal executive offices) (Zip code)

       MURRAY L. SIMPSON, ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
       -----------------------------------------------------------------
                    (Name and address of agent for service)

Registrant's telephone number, including area code:  650 312-2000
                                                     ------------

Date of fiscal year end:  08/31
                          -----

Date of reporting period: 08/31/04
                          --------

      ITEM 1. REPORTS TO STOCKHOLDERS.


                                [GRAPHIC OMITTED]

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                                                             AUGUST 31, 2004
--------------------------------------------------------------------------------

                 ANNUAL REPORT                                    INCOME
--------------------------------------------------------------------------------

          FRANKLIN UNIVERSAL TRUST

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                                     [LOGO]
                            FRANKLIN(R) TEMPLETON(R)
                                   INVESTMENTS

                      Franklin o Templeton o Mutual Series

                            FRANKLIN TEMPLETON INVESTMENTS

                            GAIN FROM OUR PERSPECTIVE

                            Franklin Templeton's distinct multi-manager structure combines the specialized expertise of three world-class investment management groups--Franklin, Templeton and Mutual Series.

SPECIALIZED EXPERTISE       Each of our portfolio management groups operates
                            autonomously, relying on its own research and staying true to the unique investment disciplines that underlie its success.

                            FRANKLIN. Founded in 1947, Franklin is a recognized leader in fixed income investing and also brings expertise in growth- and value-style U.S. equity investing.

                            TEMPLETON. Founded in 1940, Templeton pioneered international investing and, in 1954, launched what has become the industry's oldest global fund. Today, with research offices in over 25 countries, they offer investors the broadest global reach in the industry.

                            MUTUAL SERIES. Founded in 1949, Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among undervalued stocks, arbitrage situations and distressed companies.

TRUE DIVERSIFICATION        Because our management groups work independently and
                            adhere to distinctly different investment approaches, Franklin, Templeton and Mutual Series funds typically have a low overlap of securities.
                            That's why our funds can be used to build truly diversified portfolios covering every major asset class.

RELIABILITY YOU CAN TRUST   At Franklin Templeton Investments, we seek to
                            consistently provide investors with exceptional risk-adjusted returns over the long term, as well as the reliable account services that have helped us become one of the most trusted names in financial services.

--------------------------------------------------------------------------------
 MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS
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                                [GRAPHIC OMITTED]

Not part of the annual report

                                    CONTENTS
ANNUAL REPORT

Franklin Universal Trust ..................................................    1

Performance Summary .......................................................    5

Annual Shareholders' Meeting ..............................................    6

Dividend Reinvestment and Cash Purchase Plan ..............................    7

Financial Highlights and Statement of Investments .........................   10

Financial Statements ......................................................   17

Notes to Financial Statements .............................................   21

Report of Independent Registered Public Accounting Firm ...................   29

Tax Designation ...........................................................   30

Board Members and Officers ................................................   31

Shareholder Information ...................................................   36

--------------------------------------------------------------------------------

ANNUAL REPORT

FRANKLIN UNIVERSAL TRUST

YOUR FUND'S GOALS: Franklin Universal Trust's primary investment objective is to provide high, current income consistent with preservation of capital. Its secondary objective is growth of income through dividend increases and capital appreciation.

Dear Shareholder:

We are pleased to bring you Franklin Universal Trust's annual report for the fiscal year ended August 31, 2004.

PERFORMANCE OVERVIEW

For the year under review, the Fund's cumulative total returns were +21.71% based on change in net asset value and +15.79% based on change in market price on the New York Stock Exchange. For comparison, the Credit Suisse First Boston
(CSFB) High Yield Index returned 14.67%, and utilities stocks, as measured by the Standard & Poor's (S&P) Utilities Index, returned 23.85% for the fiscal year ended August 31, 2004.(1) You can find the Fund's long-term performance data in the Performance Summary on page 5.

(1) Source: Standard & Poor's Micropal. The CSFB High Yield Index is a trader-priced portfolio constructed to mirror the high yield debt market and includes reinvested interest. The S&P Utilities Index is a market capitalization-weighted index that includes utility stocks in the Standard & Poor's 500 Composite Index. The index includes reinvested dividends. The indexes are unmanaged. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 11.


                                                             Annual Report   | 1

PORTFOLIO BREAKDOWN
Based on Gross Assets*
8/31/04

 [THE FOLLOWING TABLE WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL.]

Corporate Bonds                                                        67.6%
Utilities Common Stocks                                                22.2%
Foreign Government U.S. Dollar-Denominated Bonds                        3.8%
Misc. Common & Preferred Stocks                                         3.1%
Natural Resources Common Stocks                                         0.9%
Convertible Bonds                                                       0.9%
Foreign Government Agencies                                             0.3%
Cash & Other Net Assets                                                 1.2%

* The calculation of percentages is based on total net assets plus the senior note issued by the Fund.

ECONOMIC AND MARKET OVERVIEW

Over the 12-month reporting period, an improving employment picture helped the economy gain a strong foothold, as businesses added more than 1.5 million jobs since September 2003.(2) This important factor was one of many that supported an interest rate rise during the period. Although higher interest rates led to increasing mortgage rates and declining housing affordability, the housing market remained historically robust. Rising home prices and strong new and existing home sales contributed to greater consumer spending.

Increases in business spending also contributed to economic growth. Growing consumer demand helped many companies improve their profits. At the same time, many businesses took advantage of the past 12 months' historically low interest rates to refinance old debt at more attractive levels, which improved their balance sheets. Productivity also continued to rise, which helped businesses generate more goods and services without substantially raising inflation.

Many market participants consider the core Consumer Price Index, which excludes food and energy, as a proxy for overall inflation. This index rose 1.7% for the 12 months ended August 31, 2004. Although inflation increased during some months, it returned to historically low levels by period-end. In fact, when the Federal Reserve Board (Fed) raised the federal funds target rate to 1.25% on June 30, they noted that, "Although incoming inflation data are somewhat elevated, a portion of the increase in recent months appears to have been due to transitory factors."(3)

Largely in anticipation of the Fed's move in June, longer-maturity Treasury yields shifted upward. Although the Fed made a second rate hike in August, slower economic growth tended to boost Treasury bond prices near fiscal year-end, which brought yields down again. Overall, the benchmark 10-year Treasury yield fell from 4.45% at the beginning of the reporting period to 4.13% on August 31, 2004. The market expected the federal funds target rate to reach just below 2.0% by the end of 2004, according to the Fed Funds Futures Contract Table. Despite the removal of some of the stimulus provided by lower interest rates, many sources of economic stimuli remained, including an improved jobs picture and higher corporate profits.

The continuation of the fundamental improvement that began in the previous fiscal year drove high yield bond returns. Credit quality improved as earnings grew in the stronger economic environment. With the pains of recession still fresh in most minds, and with the duration of the recovery uncertain, many companies retained a focus on debt reduction. Improved credit quality helped the default rate decline

(2)   Source: Bureau of Labor Statistics.

(3)   Source: Federal Reserve Press Release, 6/30/04.


2 |   Annual Report
further during the period. In addition, continued cash flows into the high yield asset class increased demand and provided support to the high yield bond market. Utility stocks benefited from continued low interest rates, as the 10-year Treasury note yield declined over the course of the Fund's fiscal year. Many utility companies also generated improved earnings, which they used as an opportunity to increase dividend payments or repurchase shares.

INVESTMENT STRATEGY

We invest primarily in two asset classes: high yield bonds and utility stocks. Within the high yield portion of the portfolio, we use fundamental research to invest in a diversified portfolio of bonds. Within the utility portion of the portfolio, we focus on companies with attractive dividend yields and with a history of increasing their dividends.

MANAGER'S DISCUSSION

During the year under review, the Fund benefited from double-digit returns in each of its primary asset classes.

HIGH YIELD CORPORATE BONDS

The Fund benefited from its overweighted positions in the producer manufacturing and transportation sectors relative to the CSFB High Yield Index. The producer manufacturing sector rebounded from depressed levels reached during the recession and early stages of recovery, when results were weak and some companies were forced to borrow to meet their cash needs. The rebound was largely attributable to the overall economic recovery, and in particular an improvement in industrial production that enabled companies to take advantage of their operating leverage and generate improved results. Likewise, the transportation sector was another beneficiary of the economic recovery. In particular, the securities of automobile manufacturers generally rose as auto sales were boosted by dealer incentives and continued low interest rates.

The Fund's relative performance in the high yield sector was impeded by our lack of holdings in the finance sector and an overweighted position in the wireless telecommunications industry. The finance sector was one of the top performing in the CSFB High Yield Index, but the Fund did not benefit from this. The Fund historically has had little to no exposure to financials, due to what we have found to be a lack of asset protection and attractive investment opportunities. Wireless telecommunication bonds generated returns below those of the index, as competitive industry dynamics surfaced and subscriber growth was disappointing for certain companies.

TOP 10 HOLDINGS
Based on Gross Assets*
8/31/04 vs. 8/31/03

--------------------------------------------------------------------------------
8/31/04
--------------------------------------------------------------------------------
Southern Co.                                                                2.2%
--------------------------------------------------------------------------------
FPL Group Inc.                                                              2.1%
--------------------------------------------------------------------------------
Dominion Resources Inc.                                                     1.9%
--------------------------------------------------------------------------------
United Mexican States                                                       1.7%
--------------------------------------------------------------------------------
Exelon Corp.                                                                1.6%
--------------------------------------------------------------------------------
Republic of Bulgaria                                                        1.5%
--------------------------------------------------------------------------------
Nicor Inc.                                                                  1.5%
--------------------------------------------------------------------------------
Fimep SA                                                                    1.5%
--------------------------------------------------------------------------------
Laidlaw International Inc.                                                  1.5%
--------------------------------------------------------------------------------
D.R. Horton Inc.                                                            1.5%
--------------------------------------------------------------------------------
8/31/03
--------------------------------------------------------------------------------
Southern Co.                                                                2.3%
--------------------------------------------------------------------------------
FPL Group Inc.                                                              2.1%
--------------------------------------------------------------------------------
Dominion Resources Inc.                                                     2.0%
--------------------------------------------------------------------------------
United Mexican States                                                       1.8%
--------------------------------------------------------------------------------
Republic of Bulgaria                                                        1.7%
--------------------------------------------------------------------------------
Gulfterra Energy Partners                                                   1.7%
--------------------------------------------------------------------------------
Hollywood Park                                                              1.6%
--------------------------------------------------------------------------------
Nicor Inc.                                                                  1.6%
--------------------------------------------------------------------------------
Legrand SA (Fimep SA)                                                       1.6%
--------------------------------------------------------------------------------
D.R. Horton Inc.                                                            1.5%
--------------------------------------------------------------------------------

* The calculation of percentages is based on total net assets plus the senior note issued by the Fund.


                                                             Annual Report   | 3

UTILITY STOCKS

We held the portfolio's utility exposure fairly constant over the course of the fiscal year, averaging approximately 23% of the Fund's gross assets in utility stocks. This positioning, which was below the mid-point of our targeted range, impeded performance, as utility stocks generated a return greater than that of the Fund's other primary asset class. In addition to the boost provided by declining interest rates, utilities also generally benefited from better earnings. Because many utility companies improved their balance sheets versus prior years, many of them took the opportunity to reward shareholders through higher dividends or share repurchasing programs.

Thank you for your participation in Franklin Universal Trust. We look forward to serving you in the future.

                  Sincerely,

  [PHOTO]         /s/ Christopher J. Molumphy

                  Christopher J. Molumphy, CFA
                  Senior Portfolio Manager


  [PHOTO]         /s/ Glenn I. Voyles

                  Glenn I. Voyles, CFA
                  Portfolio Manager

Franklin Universal Trust

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF AUGUST 31, 2004, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE ADVISER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


4 |   Annual Report

PERFORMANCE SUMMARY AS OF 8/31/04

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities. Total return reflects the Fund's dividend income, capital gain distributions, if any, and any unrealized gains or losses. All total returns include reinvested distributions according to the terms specified in the Fund's dividend reinvestment and cash purchase plan and do not reflect any sales charges paid at inception or brokerage commissions paid on secondary market purchases.

PRICE AND DISTRIBUTION INFORMATION

--------------------------------------------------------------------------------
                                                  CHANGE     8/31/04    8/31/03
--------------------------------------------------------------------------------
Net Asset Value (NAV)                             +$0.81      $6.48      $5.67
--------------------------------------------------------------------------------
Market Price (NYSE)                               +$0.45      $5.65      $5.20
--------------------------------------------------------------------------------
DISTRIBUTIONS (9/1/03-8/31/04)
--------------------------------------------------------------------------------
Dividend Income                       $0.36
--------------------------------------------------------------------------------

PERFORMANCE

--------------------------------------------------------------------------------
                                                  1-YEAR       5-YEAR    10-YEAR
--------------------------------------------------------------------------------
Cumulative Total Return(1)
--------------------------------------------------------------------------------
  Based on change in NAV                          +21.71%     +19.12%    +98.74%
--------------------------------------------------------------------------------
  Based on change in market price                 +15.79%      +6.56%    +85.77%
--------------------------------------------------------------------------------
Average Annual Total Return(1)
--------------------------------------------------------------------------------
  Based on change in NAV                          +21.71%      +3.56%     +7.11%
--------------------------------------------------------------------------------
  Based on change in market price                 +15.79%      +1.28%     +6.39%
--------------------------------------------------------------------------------
Distribution Rate(2)                   6.37%
--------------------------------------------------------------------------------

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN.

FOR MORE CURRENT PERFORMANCE, CALL FRANKLIN TEMPLETON INVESTMENTS AT 1-800/342-5236.

ENDNOTES

THE RISKS ASSOCIATED WITH HIGHER-YIELDING, LOWER-RATED SECURITIES INCLUDE HIGHER RISK OF DEFAULT AND LOSS OF PRINCIPAL. THESE SECURITIES CARRY A GREATER DEGREE OF CREDIT RISK RELATIVE TO INVESTMENT GRADE SECURITIES. IN ADDITION TO OTHER FACTORS, SECURITIES ISSUED BY UTILITY COMPANIES ARE PARTICULARLY SENSITIVE TO INTEREST RATE MOVEMENTS. THE FUND'S SHARE PRICE AND YIELD MAY BE AFFECTED BY INTEREST RATE MOVEMENTS. SPECIAL RISKS ARE ASSOCIATED WITH FOREIGN INVESTING, INCLUDING CURRENCY VOLATILITY, ECONOMIC INSTABILITY AND POLITICAL DEVELOPMENTS OF COUNTRIES WHERE THE FUND INVESTS. EMERGING MARKETS INVOLVE HEIGHTENED RISKS RELATED TO THE SAME FACTORS, IN ADDITION TO THOSE ASSOCIATED WITH THEIR RELATIVELY SMALL SIZE AND LESSER LIQUIDITY.

(1) Total return calculations represent the cumulative and average annual changes in value of an investment over the periods indicated.

(2) Distribution rate is based on an annualization of the Fund's 3 cent per share August dividend and the NYSE closing price of $5.65 on 8/31/04.


                                                             Annual Report   | 5

ANNUAL SHAREHOLDERS' MEETING

FEBRUARY 24, 2004

At an Annual Shareholders' Meeting of Franklin Universal Trust (the "Fund") held on February 24, 2004, shareholders approved the following:

1. Regarding the election of a Board of Trustees of the Fund.

--------------------------------------------------------------------------------
TRUSTEES                             SHARES FOR              WITHHELD OR ABSTAIN
--------------------------------------------------------------------------------
Harris J. Ashton                   24,184,212.961                251,521.002
--------------------------------------------------------------------------------
Robert F. Carlson                  24,175,334.814                260,399.149
--------------------------------------------------------------------------------
S. Joseph Fortunato                24,210,089.757                225,644.206
--------------------------------------------------------------------------------
Edith E. Holiday                   24,187,618.961                248,115.002
--------------------------------------------------------------------------------
Edward B. Jamieson                 24,196,282.709                239,451.255
--------------------------------------------------------------------------------
Charles B. Johnson                 24,188,589.814                247,144.149
--------------------------------------------------------------------------------
Rupert H. Johnson, Jr.             24,196,960.709                238,773.255
--------------------------------------------------------------------------------
Frank W.T. LaHaye                  24,175,151.814                260,582.149
--------------------------------------------------------------------------------
Gordon S. Macklin                  24,171,142.814                264,591.149
--------------------------------------------------------------------------------


6 |   Annual Report

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

The Fund's Dividend Reinvestment and Cash Purchase Plan (the "Plan") offers you a prompt and simple way to reinvest dividends and capital gain distributions in shares of the Fund. The Plan also allows you to purchase additional shares of the Fund by making voluntary cash payments. PFPC Inc. (the "Plan Agent"), P.O. Box 9223, Chelsea, MA 02150-9223, acts as your Plan Agent in administering the Plan. The complete Terms and Conditions of the Dividend Reinvestment and Cash Purchase Plan are contained in the Fund's Dividend Reinvestment and Cash Purchase Plan Brochure. A copy of that Brochure may be obtained from the Fund at the address on the back cover of this report.

You are automatically enrolled in the Plan unless you elect to receive dividends or distributions in cash. If you own shares in your own name, you should notify the Plan Agent, in writing, if you wish to receive dividends or distributions in cash.

If the Fund declares a dividend or capital gain distribution payable either in cash or in stock of the Fund and the market price of shares on the valuation date equals or exceeds the net asset value, the Fund will issue new shares to you at the higher of net asset value or 95% of the then current market price. Whenever the Fund declares a distribution from capital gains or an income dividend payable in either cash or shares, if the net asset value per share of the Fund's common stock exceeds the market price per share on the valuation date, the Plan Agent shall apply the amount of such dividend or distribution payable to participants, to the purchase of shares (less their pro rata share of brokerage commissions incurred with respect to open market purchases in connection with the reinvestment of such dividend or distribution). If the price exceeds the net asset value before the Plan Agent has completed its purchases, the average purchase price may exceed the net asset value, resulting in fewer shares being acquired than if the Fund had issued new shares. All reinvestments are in full and fractional shares, carried to three decimal places. The Fund will not issue shares under the Plan at a price below net asset value.

The Plan permits you on a voluntary basis to submit in cash payments of not less than $100 each up to a total of $5,000 per month to purchase additional shares of the Fund. It is entirely up to you whether you wish to buy additional shares with voluntary cash payments, and you do not have to send in the same amount each time if you do. These payments should be made by check or money order payable to PFPC Inc. and sent to PFPC Inc., Attn: Franklin Universal Trust, P.O. Box 9223, Chelsea, MA 02150-9223.

Your cash payment will be aggregated with the payments of other participants and invested on your behalf by the Plan Agent in shares of the Fund which are purchased in the open market.

                                                             Annual Report   | 7

The Plan Agent will invest cash payments on approximately the 5th of each month in which no dividend or distribution is payable and, during each month in which a dividend or distribution is payable, will invest cash payments beginning on the dividend payment date. UNDER NO CIRCUMSTANCES WILL INTEREST BE PAID ON YOUR FUNDS HELD BY THE PLAN AGENT. Accordingly, you should send any voluntary cash payments which you wish to make shortly before an investment date but in sufficient time to ensure that your payment will reach the Plan Agent not less than two business days before an investment date. Payments received less than two business days before an investment date will be invested during the next month or, if there are more than 30 days until the next investment date, will be returned to you. You may obtain a refund of any cash payment by written notice, if the Plan Agent receives the written notice not less than 48 hours before an investment date.

There is no direct charge to participants for reinvesting dividends and capital gain distributions, since the Plan Agent's fees are paid by the Fund. However, when shares are purchased in the open market, each participant will pay a pro rata portion of any brokerage commissions incurred. The Plan Agent will deduct a $5.00 service fee from each of your voluntary cash payments.

The automatic reinvestment of dividends and capital gain distributions does not relieve you of any taxes which may be payable on dividends or distributions. In connection with the reinvestment of dividends and capital gain distributions, if the Fund issues new shares, shareholders receiving such shares generally will be treated as having a distribution equal to the market value of the shares received, and if shares are purchased on the open market, shareholders generally will be treated as having received a distribution equal to the cash distribution that would have been paid.

The Fund does not issue new shares in connection with voluntary cash payments. All investments are in full and fractional shares, carried to three decimal places. If the market price exceeds the net asset value at the time the Plan Agent purchases the additional shares, you will receive shares at a price greater than the net asset value.

You will receive a monthly account statement from the Plan Agent showing total dividends and capital gain distributions, date of investment, shares acquired and price per share, and total shares of record held by you and by the Plan Agent for you. You are entitled to vote all shares of record, including shares purchased for you by the Plan Agent, and, if you vote by proxy, your proxy will include all such shares.

As long as you participate in the Plan, the Plan Agent will hold the shares it has acquired for you in safekeeping, in its name or in the name of its nominee. This convenience provides added protection against loss, theft or inadvertent destruction of certificates. However, you may request that a certificate representing your Plan shares be issued to you.


8 |   Annual Report

You may withdraw from the Plan without penalty at any time by notifying the Plan Agent, in writing, at the address above. If you withdraw, you will receive, without charge, stock certificates issued in your name for all full shares. The Plan Agent will convert any fractional shares you hold at the time of your withdrawal to cash at current market price and send you a check for the proceeds.

If you hold shares in your own name, please address all notices, correspondence, questions, or other communications regarding the Plan to the Plan Agent at the address noted above. If your shares are not held in your name, you should contact your brokerage firm, bank, or other nominee for more information and to determine if your nominee will participate in the Plan on your behalf.

The Fund or the Plan Agent may amend or terminate the Plan. You will receive written notice at least 90 days before the effective date of termination or of any amendment. In the case of termination, you will receive written notice at least 90 days before the record date of any dividend or capital gain distribution by the Fund.

                                                             Annual Report   | 9

FRANKLIN UNIVERSAL TRUST

FINANCIAL HIGHLIGHTS

                                                              ---------------------------------------------------------------------
                                                                                        Year Ended August 31,
                                                                 2004           2003           2002          2001         2000
                                                              ---------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ......................     $    5.67       $   5.13       $   7.32       $   8.21     $   8.91
                                                              ---------------------------------------------------------------------
Income from investment operations:

  Net investment income(a) ..............................           .43            .45           .65(c)          .73          .81

  Net realized and unrealized gains (losses) ............           .74            .59          (2.05)(c)       (.82)        (.65)
                                                              ---------------------------------------------------------------------

Total from investment operations ........................          1.17           1.04          (1.40)          (.09)         .16
                                                              ---------------------------------------------------------------------

Less distributions from:

  Net investment income .................................          (.36)          (.50)          (.79)          (.80)        (.80)

  Net realized gains ....................................            --             --             --             --         (.06)
                                                              ---------------------------------------------------------------------

Total distributions .....................................          (.36)          (.50)          (.79)          (.80)        (.86)
                                                              ---------------------------------------------------------------------

Net asset value, end of year ............................     $    6.48       $   5.67       $   5.13       $   7.32     $   8.21
                                                              =====================================================================

Market value, end of year(b) ............................     $    5.65       $   5.20       $   6.37       $   8.24     $  7.688
                                                              =====================================================================

Total return (based on market value per share) ..........         15.79%        (10.13)%       (13.68)%        19.01%        (.40)%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) .........................     $ 180,850       $158,364       $141,619       $198,598     $220,742

Ratios to average net assets:

  Expenses ..............................................          2.47%          3.59%          4.05%          3.29%        3.15%

  Net investment income .................................          6.85%          8.68%         10.04%(c)       9.38%        9.92%

Portfolio turnover rate .................................         46.35%         65.15%         17.38%         31.60%       29.59%

Total debt outstanding at end of year (000's) ...........     $  55,000       $ 55,000       $ 60,000       $ 75,000     $ 75,000

Asset coverage per $1,000 of debt .......................     $   4,288       $  3,879       $  3,360       $  3,648     $  3,948

Average amount of Note per share during the year ........     $    1.97       $   1.87       $   2.65       $   2.76     $   2.79

(a)   Based on average daily shares outstanding.

(b)   Based on the last sale on the New York Stock Exchange.

(c) Effective September 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing all premium and discount on fixed-income securities, as required. The effect of this change was as follows:

      Net investment income per share .............................    $(.012)
      Net realized and unrealized gains (losses) per share ........      .012
      Ratio of net investment income to average net assets ........      (.19)%

      Per share data and ratios for prior periods have not been restated to reflect this change in accounting policy.


10 | See notes to financial statements. | Annual Report

FRANKLIN UNIVERSAL TRUST

STATEMENT OF INVESTMENTS, AUGUST 31, 2004

----------------------------------------------------------------------------------------------------------------------------------
                                                                           COUNTRY            SHARES/WARRANTS            VALUE
----------------------------------------------------------------------------------------------------------------------------------
       COMMON STOCKS AND WARRANTS 31.8%
       COMMUNICATIONS 1.7%
    (a)Call-Net Enterprises Inc., B .............................          Canada                   41,958           $      88,112
    (a)Metrocall Holdings Inc. ..................................       United States               17,540               1,133,610
    (a)Millicom International Cellular SA .......................        Luxembourg                      1                      15
(a),(b)Poland Telecom Finance, wts., 144A, 12/01/07 .............          Poland                    3,000                      --
    (a)Telewest Global Inc. .....................................      United Kingdom              160,567               1,854,549
    (a)XO Communications Inc., wts., A, 1/16/10 .................       United States                5,100                   4,335
                                                                                                                     -------------
                                                                                                                         3,080,621
                                                                                                                     -------------
       ELECTRONIC TECHNOLOGY
    (a)Loral Space & Communications Ltd., wts., 12/27/06 ........       United States               21,638                     379
    (a)Loral Space & Communications Ltd., wts., 1/15/07 .........       United States                5,000                      87
                                                                                                                     -------------
                                                                                                                               466
                                                                                                                     -------------
       ENERGY MINERALS .1%
       Devon Energy Corp. .......................................       United States                3,285                 212,901
    (a)McMoRan Exploration Co. ..................................       United States                1,800                  25,182
                                                                                                                     -------------
                                                                                                                           238,083
                                                                                                                     -------------
       NON-ENERGY MINERALS 1.0%
       AngloGold Ashanti Ltd., ADR ..............................       South Africa                30,446               1,080,833
       Barrick Gold Corp. .......................................          Canada                   35,800                 716,000
                                                                                                                     -------------
                                                                                                                         1,796,833
                                                                                                                     -------------
       Producer Manufacturing
    (a)Harvard Industries Inc. ..................................       United States              109,618                     548
    (a)VS Holdings ..............................................       United States              181,875                     182
                                                                                                                     -------------
                                                                                                                               730
                                                                                                                     -------------
       TRANSPORTATION
    (a)Continental Airlines Inc., B .............................       United States                2,500                  24,125
                                                                                                                     -------------
       UTILITIES 29.0%
       Alliant Energy Corp. .....................................       United States               95,000               2,469,050
       Ameren Corp ..............................................       United States               40,000               1,871,600
       American Electric Power Co. Inc. .........................       United States               30,000                 981,900
       Atmos Energy Corp. .......................................       United States               85,000               2,149,650
       Cinergy Corp. ............................................       United States               55,000               2,226,400
       Dominion Resources Inc. ..................................       United States               70,000               4,542,300
       DTE Energy Co. ...........................................       United States               45,000               1,859,400
       Edison International .....................................       United States               65,000               1,747,200
       Energy East Corp .........................................       United States               42,000               1,023,540
       Entergy Corp. ............................................       United States               28,000               1,688,400
       Exelon Corp. .............................................       United States              104,000               3,832,400
       FirstEnergy Corp. ........................................       United States               75,000               3,018,000
       FPL Group Inc. ...........................................       United States               70,000               4,844,000
       Nicor Inc. ...............................................       United States               98,000               3,513,300
       NiSource Inc. ............................................       United States               80,000               1,664,000


                                                            Annual Report   | 11

FRANKLIN UNIVERSAL TRUST

-----------------------------------------------------------------------------------------------------------------------------------
                                                                              COUNTRY            SHARES/WARRANTS           VALUE
-----------------------------------------------------------------------------------------------------------------------------------
     COMMON STOCKS AND WARRANTS (CONT.)
     UTILITIES (CONT.)
     ONEOK Inc. ........................................................    United States                22,600         $   532,456
     Pepco Holdings Inc. ...............................................    United States                68,000           1,403,520
     Pinnacle West Capital Corp. .......................................    United States                76,000           3,207,960
     Progress Energy Inc. ..............................................    United States                70,000           3,072,300
     Southern Co. ......................................................    United States               170,000           5,159,500
     TXU Corp. .........................................................    United States                39,600           1,648,548
                                                                                                                        -----------
                                                                                                                         52,455,424
                                                                                                                        -----------
     TOTAL COMMON STOCKS AND WARRANTS (COST $49,545,738)                                                                 57,596,282
                                                                                                                        -----------
     PREFERRED STOCKS 1.1%
     PROCESS INDUSTRIES
  (a)Asia Pulp & Paper Co. Ltd., 12.00%, pfd. ..........................      Indonesia               4,000,000              60,000
                                                                                                                        -----------
     UTILITIES 1.1%
     Heco Capital Trust III, 6.50%, pfd. ...............................    United States                75,000           1,911,000
                                                                                                                        -----------
     TOTAL PREFERRED STOCKS (COST $5,875,000)                                                                             1,971,000
                                                                                                                        -----------
     CONVERTIBLE PREFERRED STOCK (COST $1,700,803) 1.2%
     CONSUMER DURABLES
     Ford Motor Co. Capital Trust II, 6.50%, cvt. pfd. .................    United States                40,800           2,159,136
                                                                                                                        -----------

                                                                                                 -------------------
                                                                                                 PRINCIPAL AMOUNT(e)
                                                                                                 -------------------
     BONDS 93.6%
     COMMERCIAL SERVICES
  (c)Key3Media Group Inc., senior sub. note, 11.25%, 6/15/11 ...........    United States            $5,000,000              75,000
                                                                                                                        -----------
     COMMUNICATIONS 10.9%
     Centennial Communications Corp., senior note, 144A, 8.125%,
       2/01/14 .........................................................    United States             1,500,000           1,398,750
     Dobson Communications Corp., senior note, 8.875%, 10/01/13 ........    United States             1,900,000           1,311,000
     Inmarsat Finance PLC, senior note, 144A, 7.625%, 6/30/12 ..........   United Kingdom             2,000,000           1,970,000
     Millicom International Cellular SA, senior note, 144A, 10.00%,
       12/01/13 ........................................................     Luxembourg               2,300,000           2,288,500
     Nextel Communications Inc., senior note, 7.375%, 8/01/15 ..........    United States             3,000,000           3,150,000
     NTL Cable PLC, senior note, 144A, 8.75%, 4/15/14 ..................   United Kingdom               900,000             940,500
     PanAmSat Corp., senior note, 144A, 9.00%, 8/15/14 .................    United States             2,100,000           2,199,750
  (c)Poland Telecom Finance, B, 14.00%, 12/01/07 .......................       Poland                 3,000,000                 300
     Qwest Corp., 6.875%, 9/15/33 ......................................    United States             2,800,000           2,310,000
     Time Warner Telecom Inc., senior note, 10.125%, 2/01/11 ...........    United States             1,700,000           1,606,500
     Time Warner Telecom Inc., senior note, 9.25%, 2/15/14 .............    United States             1,300,000           1,274,000
     Triton PCS Inc., senior note, 8.50%, 6/01/13 ......................    United States             1,300,000           1,186,250
                                                                                                                        -----------
                                                                                                                         19,635,550
                                                                                                                        -----------
     CONSUMER DURABLES 4.5%
     D.R. Horton Inc., senior note, 8.50%, 4/15/12 .....................    United States             3,000,000           3,420,000
     General Motors, senior deb., 8.25%, 7/15/23 .......................    United States             1,800,000           1,902,015


12 |   Annual Report

FRANKLIN UNIVERSAL TRUST

------------------------------------------------------------------------------------------------------------------------------------
                                                                                     COUNTRY       PRINCIPAL AMOUNT(e)       VALUE
------------------------------------------------------------------------------------------------------------------------------------
       BONDS (CONT.)
       CONSUMER DURABLES (CONT.)
       Simmons Co., senior sub. note, 144A, 7.875%, 1/15/14 ..................    United States          $1,900,000      $ 1,966,500
       True Temper Sports Inc., senior sub. note, 8.375%, 9/15/11 ............    United States             900,000          841,500
                                                                                                                         -----------
                                                                                                                           8,130,015
                                                                                                                         -----------

       CONSUMER NON-DURABLES 1.7%
       Smithfield Foods Inc., senior note, 7.75%, 5/15/13 ....................    United States           1,000,000        1,070,000
       Smithfield Foods Inc., senior note, 144A, 7.00%, 8/01/11 ..............    United States           2,000,000        2,080,000
                                                                                                                         -----------
                                                                                                                           3,150,000
                                                                                                                         -----------
       CONSUMER SERVICES 21.1%
(b),(c)Atherton Franchise Capital, LP, 13.073%, 12/01/08 .....................    United States             765,361          114,804
       Cablevision Systems Corp., senior note, 144A, 8.00%, 4/15/12 ..........    United States           2,900,000        2,987,000
    (c)Century Communications Corp., senior disc. note, B, zero cpn.,
         1/15/08 .............................................................    United States           5,000,000        3,175,000
       Charter Communications Holdings II, senior note, 10.25%, 9/15/10 ......    United States           2,500,000        2,587,500
       Corrections Corp. of America, senior note, 7.50%, 5/01/11 .............    United States           2,300,000        2,432,250
       Dex Media West LLC, senior sub. note, 9.875%, 8/15/13 .................    United States           2,342,000        2,705,010
       DIRECTV Holdings/Finance, senior note, 8.375%, 3/15/13 ................    United States           2,000,000        2,285,000
       Emmis Operating Co., senior sub. note, 6.875%, 5/15/12 ................    United States           2,700,000        2,721,195
       Marquee Inc., senior note, 144A, 8.625%, 8/15/12 ......................    United States           1,900,000        1,995,000
       Nexstar Finance Inc., senior sub. note, 7.00%, 1/15/14 ................    United States           3,000,000        2,932,500
       Park Place Entertainment Corp., senior sub. note, 7.875%, 3/15/10 .....    United States           2,400,000        2,676,000
       Pinnacle Entertainment Inc., senior sub. note, 8.75%, 10/01/13 ........    United States             800,000          828,000
       Pinnacle Entertainment Inc., senior sub. note, B, 9.25%, 2/15/07 ......    United States             165,000          170,569
       Royal Caribbean Cruises Ltd., senior note, 8.00%, 5/15/10 .............    United States           1,200,000        1,339,500
       Royal Caribbean Cruises Ltd., senior note, 6.875%, 12/01/13 ...........    United States           1,800,000        1,876,500
       Six Flags Inc., senior note, 9.50%, 2/01/09 ...........................    United States           3,000,000        2,925,000
       Station Casinos Inc., senior note, 6.00%, 4/01/12 .....................    United States             500,000          503,750
       Station Casinos Inc., senior sub. note, 6.50%, 2/01/14 ................    United States             300,000          301,500
       Station Casinos Inc., senior sub. note, 6.875%, 3/01/16 ...............    United States           2,200,000        2,208,250
       Young Broadcasting Inc., senior sub. note, 8.75%, 1/15/14 .............    United States           1,500,000        1,445,625
                                                                                                                         -----------
                                                                                                                          38,209,953
                                                                                                                         -----------

       DISTRIBUTION SERVICES
    (c)AmeriServe Food Distribution Inc., senior note, 8.875%, 10/15/06 ......    United States           1,000,000               --
    (c)AmeriServe Food Distribution Inc., senior sub. note, 10.125%,
         7/15/07 .............................................................    United States           2,700,000               --
                                                                                                                         -----------
                                                                                                                                  --
                                                                                                                         -----------

       ELECTRONIC TECHNOLOGY 5.3%
       Argo-Tech Corp., senior note, 144A, 9.25%, 6/01/11 ....................    United States           1,400,000        1,484,000
       Communications & Power Industries, senior sub. note, 8.00%,
         2/01/12 .............................................................    United States           2,700,000        2,733,750
       Flextronics International Ltd., senior sub. note, 6.50%, 5/15/13 ......      Singapore             1,100,000        1,105,500
       Solectron Corp., senior note, 9.625%, 2/15/09 .........................    United States           1,400,000        1,547,000
       Xerox Corp., senior note, 7.125%, 6/15/10 .............................    United States           2,500,000        2,662,500
                                                                                                                         -----------
                                                                                                                           9,532,750
                                                                                                                         -----------


                                                            Annual Report   | 13

FRANKLIN UNIVERSAL TRUST

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                 COUNTRY      PRINCIPAL AMOUNT(e)           VALUE
-----------------------------------------------------------------------------------------------------------------------------------
   BONDS (CONT.)
   ENERGY MINERALS 3.4%
   Foundation PA, senior note, 144A, 7.25%, 8/01/14 ........................  United States      $ 1,700,000           $  1,797,750
   Plains Exploration & Production Co., senior note, 144A, 7.125%,
     6/15/14 ...............................................................  United States        1,200,000              1,278,000
   Vintage Petroleum, senior sub. note, 7.875%, 5/15/11 ....................  United States        3,000,000              3,150,000
                                                                                                                       ------------
                                                                                                                          6,225,750
                                                                                                                       ------------
   GOVERNMENT BONDS 5.3%
   Eskom, 11.00%, 6/01/08 ..................................................  South Africa         4,350,000  ZAR           696,000
   Federation of Russia, 3.00%, 5/14/06 ....................................     Russia            1,300,000              1,265,875
   Republic of Bulgaria, FRN, 2.75%, 7/28/11 ...............................    Bulgaria           3,640,000              3,634,322
   United Mexican States, 11.375%, 9/15/16 .................................     Mexico            2,750,000              4,032,187
                                                                                                                       ------------
                                                                                                                          9,628,384
                                                                                                                       ------------
   HEALTH SERVICES 2.7%
   Medcath Holdings Corp., senior note, 144A, 9.875%, 7/15/12 ..............  United States        2,000,000              2,100,000
   Tenet Healthcare Corp., senior note, 7.375%, 2/01/13 ....................  United States        3,000,000              2,790,000
                                                                                                                       ------------
                                                                                                                          4,890,000
                                                                                                                       ------------
   INDUSTRIAL SERVICES 4.3%
   Allied Waste North America Inc., senior secured note, 6.50%,
     11/15/10 ..............................................................  United States        3,000,000              3,015,000
   Grant Prideco Escrow, senior note, 9.00%, 12/15/09 ......................  United States        1,000,000              1,115,000
   Hanover Equipment Trust 01, senior secured note, B, 8.75%,
     9/01/11 ...............................................................  United States        3,000,000              3,255,000
   URS Corp., senior sub. note, 12.25%, 5/01/09 ............................  United States          307,000                330,025
                                                                                                                       ------------
                                                                                                                          7,715,025
                                                                                                                       ------------

   NON-ENERGY MINERALS 1.7%
   Ispat Inland ULC, senior secured note, 144A, 9.75%, 4/01/14 .............  United States        2,900,000              3,110,250
                                                                                                                       ------------
   PROCESS INDUSTRIES 9.3%
   BCP Caylux Holding Lux SCA, senior sub. note, 144A, 9.625%,
     6/15/14 ...............................................................  United States        2,700,000              2,912,625
(c)FiberMark Inc., senior note, 10.75%, 4/15/11 ............................  United States        3,000,000              1,905,000
   Georgia-Pacific Corp., senior note, 8.00%, 1/15/24 ......................  United States        3,000,000              3,247,500
   Huntsman ICI Holdings LLC, senior disc. note, zero cpn., 12/31/09 .......  United States        6,000,000              3,090,000
   Nalco Co., senior sub. note, 144A, 8.875%, 11/15/13 .....................  United States        1,500,000              1,625,625
(c)Pindo Deli Finance Mauritius Ltd., senior note, 11.75%, 10/01/17 ........    Singapore          3,000,000                870,000
   Rhodia SA, senior note, 10.25%, 6/01/10 .................................     France            3,000,000              3,075,000
                                                                                                                       ------------
                                                                                                                         16,725,750
                                                                                                                       ------------


14 |   Annual Report

FRANKLIN UNIVERSAL TRUST

----------------------------------------------------------------------------------------------------------------------------------
                                                                                  COUNTRY      PRINCIPAL AMOUNT(e)        VALUE
----------------------------------------------------------------------------------------------------------------------------------
   BONDS (CONT.)
   PRODUCER MANUFACTURING 9.0%
   Case New Holland Inc., senior note, 144A, 9.25%, 8/01/11 ...............     United States       $3,000,000        $  3,330,000
   Fimep SA, senior note, 10.50%, 2/15/13 .................................        France            3,000,000           3,480,000
   Invensys PLC, senior note, 144A, 9.875%, 3/15/11 .......................    United Kingdom        1,800,000           1,836,000
   Milacron Escrow Corp., senior secured note, 144A, 11.50%, 5/15/11 ......     United States        2,000,000           2,140,000
   THL Buildco Inc., senior sub. note, 144A, 8.50%, 9/01/14 ...............     United States        1,900,000           1,990,250
   TRW Automotive Inc., senior note, 9.375%, 2/15/13 ......................     United States        1,701,000           1,968,908
   TRW Automotive Inc., senior sub. note, 11.00%, 2/15/13 .................     United States          196,000             238,140
   Westinghouse Air Brake, senior note, 6.875%, 7/31/13 ...................     United States        1,300,000           1,319,500
                                                                                                                      ------------
                                                                                                                        16,302,798
                                                                                                                      ------------
   REAL ESTATE INVESTMENT TRUSTS 2.5%
   Host Marriott LP, senior note, 144A, 7.00%, 8/15/12 ....................     United States        2,500,000           2,556,250
   Ventas Realty LP/Capital Corp., senior note, 9.00%, 5/01/12 ............     United States        1,700,000           1,904,000
                                                                                                                      ------------
                                                                                                                         4,460,250
                                                                                                                      ------------
   RETAIL TRADE 1.6%
   Rite Aid Corp., senior note, 144A, 6.125%, 12/15/08 ....................     United States        3,000,000           2,910,000
                                                                                                                      ------------
   TECHNOLOGY SERVICES 2.0%
(c)PSINet Inc., 10.50%, 12/01/06 ..........................................     United States          700,000              47,250
(c)PSINet Inc., senior note, 11.00%, 8/01/09 ..............................     United States        3,250,000             219,375
   UGS Corp., senior sub. note, 144A, 10.00%, 6/01/12 .....................     United States        3,000,000           3,285,000
                                                                                                                      ------------
                                                                                                                         3,551,625
                                                                                                                      ------------

   TRANSPORTATION 2.5%
   Great Lakes Dredge & Dock Corp., senior sub. note, 7.75%,
     12/15/13 .............................................................     United States        1,200,000           1,000,500
   Laidlaw International Inc., senior note, 10.75%, 6/15/11 ...............     United States        3,000,000           3,435,000
                                                                                                                      ------------
                                                                                                                         4,435,500
                                                                                                                      ------------

   UTILITIES 5.8%
   Aquila Inc., senior note, 14.875%, 7/01/12 .............................     United States        2,000,000           2,715,000
   Calpine Corp., senior secured note, 144A, 8.75%, 7/15/13 ...............     United States        2,500,000           1,962,500
   Dynegy Holdings Inc., senior note, 8.75%, 2/15/12 ......................     United States        2,600,000           2,619,500
   Midwest Generation LLC, senior secured note, 8.75%, 5/01/34 ............     United States        3,000,000           3,202,500
                                                                                                                      ------------
                                                                                                                        10,499,500
                                                                                                                      ------------
   TOTAL BONDS (COST $179,303,322)                                                                                     169,188,100
                                                                                                                      ------------

   CONVERTIBLE BOND (COST $1,682,265) 1.1%
   TELECOMMUNICATION EQUIPMENT
   Nortel Networks Corp., cvt., senior note, 4.25%, 9/01/08 ...............        Canada            2,100,000           2,034,374
                                                                                                                      ------------
   TOTAL LONG TERM INVESTMENTS (COST $238,107,128)                                                                     232,948,892
                                                                                                                      ------------


                                                            Annual Report   | 15

FRANKLIN UNIVERSAL TRUST

---------------------------------------------------------------------------------------------------------------------------------
                                                                                    COUNTRY         SHARES              VALUE
---------------------------------------------------------------------------------------------------------------------------------
   SHORT TERM INVESTMENT (COST $3,246)
   MONEY FUND
(d)Franklin Institutional Fiduciary Trust Money Market Portfolio .............   United States       3,246          $      3,246
                                                                                                                    ============
   TOTAL INVESTMENTS (COST $238,110,374) 128.8% ..............................                                       232,952,138
   OTHER ASSETS, LESS LIABILITIES (28.8)% ....................................                                       (52,101,740)
                                                                                                                    ------------
   NET ASSETS 100.0% .........................................................                                      $180,850,398
                                                                                                                    ============
CURRENCY ABBREVIATIONS | ZAR - South African Rand

(a)   Non-income producing.

(b)   See Note 10 regarding restricted securities.

(c)   Defaulted securities. See Note 9.

(d) See Note 8 regarding investments in Franklin Institutional Fiduciary Trust Money Market Portfolio.

(e)   The principal amount is stated in U.S. dollars unless otherwise indicated.


16 | See notes to financial statements. | Annual Report

FRANKLIN UNIVERSAL TRUST

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
August 31, 2004

Assets:
 Investments in securities:
  Cost - Unaffiliated issuers ......................................................      $ 238,107,128
  Cost - Sweep money fund (Note 8) .................................................              3,246
                                                                                          =============
  Value - Unaffiliated issuers .....................................................        232,948,892
  Value - Sweep money fund (Note 8) ................................................              3,246
 Cash ..............................................................................            485,551
 Receivables:
  Dividends and interest ...........................................................          3,284,572
 Note issuance costs (Note 3) ......................................................            163,271
                                                                                          -------------
      Total assets .................................................................        236,885,532
                                                                                          -------------
Liabilities:
 Payables:
  Affiliates .......................................................................            144,676
  Note (Note 3) ....................................................................         55,000,000
 Distributions to shareholders .....................................................            837,729
 Other liabilities .................................................................             52,729
                                                                                          -------------
      Total liabilities ............................................................         56,035,134
                                                                                          -------------
       Net assets, at value ........................................................      $ 180,850,398
                                                                                          =============
Net assets consist of:
 Undistributed net investment income ...............................................      $     299,620
 Net unrealized appreciation (depreciation) ........................................         (5,159,187)
 Accumulated net realized gain (loss) ..............................................        (69,105,460)
 Capital shares ....................................................................        254,815,425
                                                                                          -------------
       Net assets, at value ........................................................      $ 180,850,398
                                                                                          =============
Net asset value per share ($180,850,398 / 27,924,294 shares outstanding) ...........      $        6.48
                                                                                          =============


                         Annual Report | See notes to financial statements. | 17

FRANKLIN UNIVERSAL TRUST

STATEMENT OF OPERATIONS
for the year ended August 31, 2004

Investment income:
 Dividends:
  Unaffiliated issuers .................................................................           $  2,364,609
  Sweep Money Fund (Note 8) ............................................................                 24,699
 Interest ..............................................................................             13,871,021
                                                                                                   ------------
      Total investment income ..........................................................             16,260,329
                                                                                                   ------------
Expenses:
 Management fees (Note 4) ..............................................................              1,710,425
 Transfer agent fees ...................................................................                112,388
 Custodian fees (Note 5) ...............................................................                  9,462
 Reports to shareholders ...............................................................                 34,088
 Professional fees .....................................................................                 71,417
 Trustees' fees and expenses ...........................................................                 17,071
 Amortization of note issuance costs (Note 3) ..........................................                 36,729
 Other .................................................................................                 44,119
                                                                                                   ------------
      Expenses before interest expense .................................................              2,035,699
      Interest expense (Note 3) ........................................................              2,277,000
                                                                                                   ------------
       Total expenses ..................................................................              4,312,699
       Expense reductions (Note 5) .....................................................                   (223)
                                                                                                   ------------
        Net expenses ...................................................................              4,312,476
                                                                                                   ------------
         Net investment income .........................................................             11,947,853
                                                                                                   ------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
  Investments ..........................................................................             (7,225,651)
  Foreign currency transactions ........................................................                  5,271
                                                                                                   ------------
        Net realized gain (loss) .......................................................             (7,220,380)
 Net unrealized appreciation (depreciation) on:
  Investments ..........................................................................             27,813,349
  Translation of assets and liabilities denominated in foreign currencies ..............                 (1,510)
                                                                                                   ------------
        Net unrealized appreciation (depreciation) .....................................             27,811,839
                                                                                                   ------------
Net realized and unrealized gain (loss) ................................................             20,591,459
                                                                                                   ------------
Net increase (decrease) in net assets resulting from operations ........................           $ 32,539,312
                                                                                                   ============


18 | See notes to financial statements. | Annual Report

FRANKLIN UNIVERSAL TRUST

STATEMENTS OF CHANGES IN NET ASSETS
for the years ended August 31, 2004 and 2003

                                                                                                   --------------------------------
                                                                                                        2004               2003
                                                                                                   --------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income .....................................................................      $  11,947,853      $  12,490,828
  Net realized gain (loss) from investments and foreign currency transactions ...............         (7,220,380)       (21,440,868)
  Net unrealized appreciation (depreciation) on investments and translation of assets and
    liabilities denominated in foreign currencies ...........................................         27,811,839         37,996,861
                                                                                                   --------------------------------
      Net increase (decrease) in net assets resulting from operations .......................         32,539,312         29,046,821
 Distributions to shareholders from net investment income ...................................        (10,052,746)       (13,869,575)
 Capital share transactions (Note 2) ........................................................                 --          1,567,138
                                                                                                   --------------------------------
      Net increase (decrease) in net assets .................................................         22,486,566         16,744,384
Net assets:
 Beginning of year ..........................................................................        158,363,832        141,619,448
                                                                                                   --------------------------------
 End of year ................................................................................      $ 180,850,398      $ 158,363,832
                                                                                                   ================================
Undistributed net investment income/distributions in excess of net investment income included in net assets:
  End of year ...............................................................................      $     299,620      $  (1,669,032)
                                                                                                   ================================


                         Annual Report | See notes to financial statements. | 19

FRANKLIN UNIVERSAL TRUST

STATEMENT OF CASH FLOWS
for the year ended August 31, 2004

Cash flow from operating activities:
 Dividends and interest received ....................................................................       $  14,863,913
 Operating expenses paid ............................................................................          (1,972,188)
 Interest expense paid ..............................................................................          (2,277,000)
                                                                                                            -------------
  Cash provided - operations ........................................................................          10,614,725
                                                                                                            -------------
Cash flow from investing activities:
 Purchase of investment securities ..................................................................        (107,303,536)
 Proceeds from disposition of investment securities .................................................         103,950,288
 Sale of short term investment securities, net ......................................................           4,391,492
                                                                                                            -------------
  Cash provided - investments .......................................................................           1,038,244
                                                                                                            -------------
Cash flow from financing activities:
 Payment of note issuance costs .....................................................................             (27,271)
 Distributions to shareholders ......................................................................          (9,857,276)
                                                                                                            -------------
  Cash used - financing .............................................................................          (9,884,547)
                                                                                                            -------------
Net increase (decrease) in cash .....................................................................           1,768,422
Cash at beginning of year ...........................................................................          (1,282,871)
                                                                                                            -------------
Cash at end of year .................................................................................       $     485,551
                                                                                                            =============
RECONCILIATION OF NET INVESTMENT INCOME TO NET CASH PROVIDED BY OPERATING ACTIVITIES
FOR THE YEAR ENDED AUGUST 31, 2004

Net investment income ...............................................................................       $  11,947,853
 Adjustments to reconcile net investment income to net cash provided by operating activities:
  Amortization income ...............................................................................            (896,645)
  Amortization of note issuance costs ...............................................................              36,729
  Reinvested dividends from Sweep Money Fund ........................................................             (24,699)
  Interest income on bond restructuring and other investment transactions ...........................            (223,760)
  Increase in dividends and interest receivable .....................................................            (251,312)
  Increase in liabilities ...........................................................................              26,559
                                                                                                            -------------
Net cash provided by operating activities ...........................................................       $  10,614,725
                                                                                                            =============


20 | See notes to financial statements. | Annual Report

FRANKLIN UNIVERSAL TRUST

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Universal Trust (the Fund) is registered under the Investment Company Act of 1940 as a diversified, closed-end investment company. The Fund has two classes of securities: senior fixed-rate note (the Note) and shares of beneficial interest (the Shares). The Fund seeks high current income consistent with preservation of capital.

The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Securities listed or traded on a recognized national exchange are valued at the last reported sales price. Securities listed or traded on NASDAQ are valued at their official closing price. Debt securities, other over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices by independent pricing services or recognized dealers in such securities. Foreign securities are valued at the close of trading of the foreign exchange or the NYSE, whichever is earlier. If events occur that materially affect the values of securities after the prices or foreign exchange rates are determined, but prior to 4:00 p.m. Eastern time or the close of trading on the NYSE, whichever is earlier, or if market quotations are deemed not readily available or reliable, the securities (including restricted securities) will be valued at fair value. Investments in open-end mutual funds are valued at the closing net asset value. All security valuation procedures are approved by the Board of Trustees.

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.


                                                            Annual Report   | 21

FRANKLIN UNIVERSAL TRUST

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

C. FOREIGN CURRENCY CONTRACTS

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate on a specified date. Realized and unrealized gains and losses are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts.

D. INCOME TAXES

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income. Fund distributions to shareholders are determined on a tax basis and may differ from net investment income and realized gains for financial reporting purposes.

E. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Discounts and premiums on securities purchased are amortized over the lives of the respective securities. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

F. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

G. GUARANTEES AND INDEMNIFICATIONS

Under the Fund's organizational documents, its officers and trustees are indemnified against certain liability arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.


22 |   Annual Report

FRANKLIN UNIVERSAL TRUST

2. SHARES OF BENEFICIAL INTEREST

At August 31, 2004, there were an unlimited number of shares authorized ($.01 par value). During the year ended August 31, 2004, there were no share transactions; all reinvested distributions were satisfied with previously issued shares purchased in the open market. During the year ended August 31, 2003, 309,686 shares were issued for $1,567,138 from reinvested distributions.

3. SENIOR FIXED-RATE NOTE

On August 29, 2003, the Fund issued $55 million principal amount of a new class of a five-year senior note (the Note). The Note is a general unsecured obligation of the Fund and ranks senior to Trust shares and all existing or future unsecured indebtedness of the Fund.

The Note bears interest, payable semi-annually, at the rate of 4.14% per year, to maturity on August 29, 2008. The Fund may prepay the Note, in whole or in part, at any time subject to a prepayment premium. The Note was issued in a private placement, and is not available for resale. The fair value of the Note approximates the principal amount as the Fund may repay the Note at any time prior to maturity. The Fund is required to maintain on a monthly basis a specified discounted asset value for its portfolio in compliance with guidelines established by Standard & Poor's Corporation, and is required to maintain asset coverage for the Note of at least 300%. The Fund has met these requirements during the year ended August 31, 2004.

The issuance costs of $200,000 incurred by the Fund are deferred and amortized on an interest method basis over the term of the Note.

4. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Fund are also officers or directors of the following entities:

--------------------------------------------------------------------------------
ENTITY                                                  AFFILIATION
--------------------------------------------------------------------------------
Franklin Advisers Inc. (Advisers)                       Investment manager
Franklin Templeton Services, LLC (FT Services)          Administrative manager

A. MANAGEMENT FEE

The Fund pays an investment management fee to Advisers of .75% per year of the average weekly net assets plus the principal amount of the Note.

B. ADMINISTRATIVE FEES

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the Fund.


                                                            Annual Report   | 23

FRANKLIN UNIVERSAL TRUST

5. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the year ended August 31, 2004, the custodian fees were reduced as noted in the Statement of Operations.

6. INCOME TAXES

At August 31, 2004, the Fund had tax basis capital losses of $66,131,276 which may be carried over to offset future capital gains. Such losses expire as follows:

Capital loss carryovers expiring in:
   2008 ....................................   $ 5,088,195
   2009 ....................................     1,167,255
   2010 ....................................     6,827,086
   2011 ....................................    34,372,527
   2012 ....................................    18,676,213
                                               -----------
                                               $66,131,276
                                               ===========

At August 31, 2004, the Fund had deferred capital losses occurring subsequent to October 31, 2003 of $3,019,069. For tax purposes, such losses will be reflected in the year ending August 31, 2005.

The tax character of distributions paid during the years ended August 31, 2004 and 2003, was as follows:

                                                  --------------------------
                                                     2004            2003
                                                  --------------------------
Distributions paid from ordinary income ......    $10,052,746    $13,869,575
                                                  ==========================

Net investment income and net realized capital losses differ for financial statement and tax purposes primarily due to differing treatments of defaulted securities, foreign currency transactions, and bond discounts and premiums.

At August 31, 2004, the cost of investments, net unrealized appreciation (depreciation) and undistributed ordinary income for income tax purposes were as follows:

Cost of investments ......................................        $ 238,199,768
                                                                  =============
Unrealized appreciation ..................................           53,717,340
Unrealized depreciation ..................................          (58,964,970)
                                                                  -------------
Net unrealized appreciation (depreciation) ...............        $  (5,247,630)
                                                                  =============

Distributable earnings-undistributed ordinary income .....        $   1,982,194
                                                                  =============

7. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short-term securities) for the year ended August 31, 2004 aggregated $107,303,536 and $103,928,552, respectively.


24 |   Annual Report

FRANKLIN UNIVERSAL TRUST

8. INVESTMENT IN FRANKLIN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Fund may invest in the Franklin Institutional Fiduciary Trust Money Market Portfolio (the Sweep Money Fund), an open-end investment company managed by Advisers. Management fees paid by the Fund are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management fees paid by the Sweep Money Fund.

9. CREDIT RISK AND DEFAULTED SECURITIES

The Fund has 70% of its portfolio invested in below investment grade and comparable quality unrated high yield securities, which tend to be more sensitive to economic conditions than higher rated securities. The risk of loss due to default by the issuer may be significantly greater for the holders of high yielding securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer.

The Fund held defaulted securities and/or other securities for which the income has been deemed uncollectible. At August 31, 2004, the value of these securities was $6,406,729, representing 2.8% of the Fund's portfolio. The Fund discontinues accruing income on securities for which income has been deemed uncollectible and provides an estimate for losses on interest receivable. For information as to specific securities, see the accompanying Statement of Investments.

10. RESTRICTED SECURITIES

At August 31, 2004, investments in securities included issues that are restricted and illiquid. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and are valued under methods approved by the Board of Trustees as reflecting fair value. A security may also be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. At August 31, 2004, the Fund held investments in restricted and illiquid securities that were valued under approved methods by the Trustees, as follows:

-------------------------------------------------------------------------------------------------------------------------------
   PRINCIPAL                                                                      ACQUISITION
AMOUNT/WARRANTS     ISSUER                                                            DATE               COST            VALUE
-------------------------------------------------------------------------------------------------------------------------------
   $765,361         Atherton Franchise Capital, LP, 13.073%,
                        12/01/08 ..............................................      4/28/94           $765,361        $114,804
      3,000         Poland Telecom Finance, wts., 144A,
                        12/01/07 ..............................................     11/24/97             18,000              --
                                                                                                                       --------
                    TOTAL RESTRICTED SECURITIES (.06% OF NET ASSETS) ................................................  $114,804
                                                                                                                       ========


                                                            Annual Report   | 25

FRANKLIN UNIVERSAL TRUST

11. REGULATORY MATTERS

MASSACHUSETTS ADMINISTRATIVE PROCEEDING

On September 20, 2004, Franklin Resources, Inc. (Franklin Resources, Inc. and its subsidiaries are referred to collectively as the "Company") announced that an agreement has been reached by two of its subsidiaries, Franklin Advisers, Inc. ("Franklin Advisers") and Franklin Templeton Alternative Strategies, Inc. ("FTAS"), with the Securities Division of the Office of the Secretary of the Commonwealth of Massachusetts (the "State of Massachusetts") related to an administrative complaint filed on February 4, 2004. The administrative complaint addressed one instance of market timing that was also a subject of the August 2, 2004 settlement that Franklin Advisers reached with the SEC, as described below.

Under the terms of the settlement consent order issued by the State of Massachusetts, Franklin Advisers and FTAS have consented to the entry of a cease-and-desist order and agreed to pay a $5 million administrative fine to the State of Massachusetts. The consent order has multiple sections, including "Statements of Fact" and "Violations of Massachusetts Securities Laws." The Company admitted the "Statements of Fact." The Company did not admit or deny the "Violations of the Massachusetts Securities Laws." While Franklin Advisers and FTAS did not admit or deny engaging in any wrongdoing, the Company believes that it is in its best interest and the interests of its funds' shareholders to settle this issue now and move forward.

U.S. SECURITIES AND EXCHANGE COMMISSION (SEC) SETTLEMENT

On August 2, 2004, the Company announced that an agreement has been reached by Franklin Advisers with the SEC that resolves the issues resulting from the SEC's investigation of market timing activity and the SEC issued an "Order instituting administrative and cease-and-desist proceedings pursuant to sections 203(e) and 203(k) of the Investment Advisers Act of 1940 and sections 9(b) and 9(f) of the Investment Company Act of 1940, making findings and imposing remedial sanctions and a cease-and-desist order" (the "Order"). The SEC's Order concerns the activities of a limited number of third parties that ended in 2000 and those that are the subject of the Massachusetts administrative complaint described above.

Under the terms of the SEC's Order, pursuant to which Franklin Advisers neither admits nor denies any wrongdoing, Franklin Advisers has agreed to pay $50 million, of which $20 million is a civil penalty, to be distributed to shareholders of certain funds in accordance with a plan to be developed by an Independent Distribution Consultant. At this time, it is unclear which funds will receive distributions or which shareholders of any particular fund will receive distributions. The SEC Order also requires Franklin Advisers to, among other things, enhance and periodically review compliance policies and procedures.


26 |   Annual Report

FRANKLIN UNIVERSAL TRUST

11. REGULATORY MATTERS (CONTINUED)

OTHER GOVERNMENTAL INVESTIGATIONS

As part of ongoing investigations by the SEC, the U.S. Attorney for the Northern District of California, the New York Attorney General, the California Attorney General, the U.S. Attorney for the District of Massachusetts, the Florida Department of Financial Services and the Commissioner of Securities, the West Virginia Attorney General, the Vermont Department of Banking, Insurance, Securities, and Health Care Administration and the National Association of Securities Dealers, relating to certain practices in the mutual fund industry, including late trading, market timing and payments to securities dealers who sell fund shares, the Company and its subsidiaries, as well as certain current or former executives and employees of the Company, have received requests for information and/or subpoenas to testify or produce documents. The Company and its current employees have been providing documents and information in response to these requests and subpoenas. In addition, the Company has responded to requests for similar kinds of information from regulatory authorities in some of the foreign countries where the Company conducts its global asset management business.

The staff of the SEC has also informed the Company that it is considering recommending a civil action or proceeding against Franklin Advisers and Franklin Templeton Distributors, Inc. ("FTDI") concerning payments to securities dealers who sell fund shares (commonly referred to as "revenue sharing"). The staff of the California Attorney General's Office ("CAGO") also has advised the Company that the California Attorney General is authorized to bring a civil action against the Company and FTDI arising from the same events. Even though the Company currently believes that the charges the SEC staff and CAGO staff are contemplating are unwarranted, it also believes that it is in the best interest of the Company's and funds' shareholders to resolve these issues voluntarily, to the extent the Company can reasonably do so. The Company continues to have discussions towards resolving these governmental investigations.

OTHER LEGAL PROCEEDINGS

The Company, in addition to other entities within Franklin Templeton Investments, including certain of its subsidiaries, other funds, and current and former officers, employees, and directors have been named in multiple lawsuits in different federal courts in Nevada, California, Illinois, New York and Florida, alleging violations of various federal securities laws and seeking, among other things, monetary damages and costs. Specifically, the lawsuits claim breach of duty with respect to alleged arrangements to permit market timing and/or late trading activity, or breach of duty with respect to the valuation of the portfolio securities of certain funds managed by Company subsidiaries, resulting in alleged market timing activity. The majority of these lawsuits duplicate, in whole or in part, the allegations asserted in the Massachusetts administrative complaint described above. The lawsuits are styled as class actions or derivative actions on behalf of either the named funds or the Company.


                                                            Annual Report   | 27

FRANKLIN UNIVERSAL TRUST

11. REGULATORY MATTERS (CONTINUED)

OTHER LEGAL PROCEEDINGS (CONTINUED)

Various subsidiaries of the Company have also been named in multiple lawsuits filed in state courts in Illinois alleging breach of duty with respect to valuation of the portfolio securities of certain funds managed by such subsidiaries.

In addition, the Company and certain of its subsidiaries, as well as certain current and former officers, employees, and directors have been named in multiple lawsuits alleging violations of various securities laws and pendent state law claims relating to the disclosure of directed brokerage payments and/or payment of allegedly excessive advisory, commission, and distribution fees. These lawsuits are styled as class actions and derivative actions brought on behalf of certain funds.

The Company's management strongly believes that the claims made in each of these lawsuits are without merit and intends to vigorously defend against them.

The Company cannot predict with certainty the eventual outcome of the foregoing governmental investigations or class actions or other lawsuits. If the Company finds that it bears responsibility for any unlawful or inappropriate conduct that caused losses to the Trust, it is committed to making the Trust or its shareholders whole, as appropriate.


28 |   Annual Report

FRANKLIN UNIVERSAL TRUST

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF FRANKLIN UNIVERSAL TRUST

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statement of operations, of changes in net assets, and of cash flows and the financial highlights present fairly, in all material respects, the financial position of Franklin Universal Trust (hereafter referred to as the "Fund") at August 31, 2004, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2004 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
October 8, 2004


                                                            Annual Report   | 29

FRANKLIN UNIVERSAL TRUST

TAX DESIGNATION (UNAUDITED)

Under Section 854(b)(2) of the Internal Revenue Code (Code), the Fund hereby designates up to a maximum of $2,218,413 as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended August 31, 2004. In January 2005, shareholders will receive Form 1099-DIV which will include their share of qualified dividends distributed during the calendar year 2004. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

Under Section 854(b)(2) of the Code, the Fund hereby designates 16.95% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended August 31, 2004.


30 |   Annual Report

BOARD MEMBERS AND OFFICERS

The name, age and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during the past five years and number of U.S. registered portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Each board member will serve until that person's successor is elected and qualified.

INDEPENDENT BOARD MEMBERS

------------------------------------------------------------------------------------------------------------------------------------
                                                                           NUMBER OF PORTFOLIOS IN
                                                      LENGTH OF            FUND COMPLEX OVERSEEN
NAME, AGE AND ADDRESS             POSITION            TIME SERVED          BY BOARD MEMBER*             OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
HARRIS J. ASHTON (72)             Trustee             Since 1988           140                          Director, Bar-S Foods
One Franklin Parkway                                                                                    (meat packing company).
San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director of various companies; and FORMERLY, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief
Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).
------------------------------------------------------------------------------------------------------------------------------------
ROBERT F. CARLSON (76)            Trustee             Since 2000           49                           None
One Franklin Parkway
San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Member and past President, Board of Administration, California Public Employees Retirement Systems (CALPERS); and FORMERLY,
member and Chairman of the Board, Sutter Community Hospitals; member, Corporate Board, Blue Shield of California; and Chief Counsel,
California Department of Transportation.
------------------------------------------------------------------------------------------------------------------------------------
S. JOSEPH FORTUNATO (72)          Trustee             Since 1989           141                          None
One Franklin Parkway
San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Attorney; and FORMERLY, member of the law firm of Pitney, Hardin, Kipp & Szuch.
------------------------------------------------------------------------------------------------------------------------------------
EDITH E. HOLIDAY (52)             Trustee             Since January        96                           Director, Amerada Hess
One Franklin Parkway                                  2004                                              Corporation (exploration and
San Mateo, CA 94403-1906                                                                                refining of oil and gas);
                                                                                                        H.J Heinz Company (processed
                                                                                                        foods and allied products);
                                                                                                        RTI International Metals,
                                                                                                        Inc. (manufacture and
                                                                                                        distribution of titanium);
                                                                                                        and Canadian National
                                                                                                        Railway (railroad).
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director or Trustee of various companies and trusts; and FORMERLY, Assistant to the President of the United States and Secretary of
the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and
Assistant Secretary for Public Affairs and Public Liaison-United States Treasury Department (1988-1989).
------------------------------------------------------------------------------------------------------------------------------------
FRANK W.T. LAHAYE (75)            Trustee             Since 1988           113                          Director, The California
One Franklin Parkway                                                                                    Center for Land Recycling
San Mateo, CA 94403-1906                                                                                (redevelopment).
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
General Partner, Las Olas L.P. (Asset Management); and FORMERLY, Chairman, Peregrine Venture Management Company (venture capital).
------------------------------------------------------------------------------------------------------------------------------------


                                                            Annual Report   | 31

------------------------------------------------------------------------------------------------------------------------------------
                                                                           NUMBER OF PORTFOLIOS IN
                                                      LENGTH OF            FUND COMPLEX OVERSEEN
NAME, AGE AND ADDRESS             POSITION            TIME SERVED          BY BOARD MEMBER*             OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
GORDON S. MACKLIN (76)            Trustee             Since 1993           140                          Director, White Mountains
One Franklin Parkway                                                                                    Insurance Group, Ltd.
San Mateo, CA 94403-1906                                                                                (holding company); Martek
                                                                                                        Biosciences Corporation;
                                                                                                        MedImmune, Inc.
                                                                                                        (biotechnology); and
                                                                                                        Overstock.com (Internet
                                                                                                        services); and FORMERLY,
                                                                                                        Director, MCI Communication
                                                                                                        Corporation (subsequently
                                                                                                        known as MCI WorldCom, Inc.
                                                                                                        and WorldCom, Inc.)
                                                                                                        (communications services)
                                                                                                        (1988-2002) and Spacehab,
                                                                                                        Inc. (aerospace services)
                                                                                                        (1994-2003).
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Deputy Chairman, White Mountains Insurance Group, Ltd. (holding company); and FORMERLY, Chairman, White River Corporation (financial services) (1993-1998) and Hambrecht & Quist Group (investment banking) (1987-1992); and President, National Association of
Securities Dealers, Inc. (1970-1987).
------------------------------------------------------------------------------------------------------------------------------------

INTERESTED BOARD MEMBERS AND OFFICERS

------------------------------------------------------------------------------------------------------------------------------------
                                                                           NUMBER OF PORTFOLIOS IN
                                                      LENGTH OF            FUND COMPLEX OVERSEEN
NAME, AGE AND ADDRESS             POSITION            TIME SERVED          BY BOARD MEMBER*             OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
**EDWARD B. JAMIESON (56)         Trustee,            Trustee and          8                            None
One Franklin Parkway              President and       President since
San Mateo, CA 94403-1906          Chief Executive     1993 and Chief
                                  Officer-            Executive Officer
                                  Investment          -Investment
                                  Management          Management
                                                      since 2002
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Executive Vice President and Portfolio Manager, Franklin Advisers, Inc.; and officer and/or trustee, as the case may be, of other subsidiaries of Franklin Resources, Inc. and of five of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
**CHARLES B. JOHNSON (71)         Trustee and         Trustee since        140                          None
One Franklin Parkway              Chairman of         1988 and
San Mateo, CA 94403-1906          the Board           Chairman of the
                                                      Board since 1993
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman of the Board, Member-Office of the Chairman and Director, Franklin Resources, Inc.; Vice President, Franklin Templeton
Distributors, Inc.; Director, Fiduciary Trust Company International; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------


32 |   Annual Report

------------------------------------------------------------------------------------------------------------------------------------
                                                                           NUMBER OF PORTFOLIOS IN
                                                      LENGTH OF            FUND COMPLEX OVERSEEN
NAME, AGE AND ADDRESS             POSITION            TIME SERVED          BY BOARD MEMBER*             OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
RUPERT H. JOHNSON, JR. (64)       Trustee and         Trustee and          123                          None
One Franklin Parkway              Senior Vice         Senior Vice
San Mateo, CA 94403-1906          President           President since
                                                      1988
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Member-Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director, Franklin Templeton
Distributors, Inc.; Director, Franklin Advisers, Inc. and Franklin Investment Advisory Services, Inc.; Senior Vice President,
Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of
Franklin Resources, Inc. and of 49 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
HARMON E. BURNS (59)              Vice President      Since 1988           Not Applicable               None
One Franklin Parkway
San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Member-Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director, Franklin Templeton
Distributors, Inc.; Executive Vice President, Franklin Advisers, Inc.; Director, Franklin Investment Advisory Services, Inc.; and
officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 49 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
JAMES M. DAVIS (52)               Chief               Since July 2004      Not Applicable               None
One Franklin Parkway              Compliance
San Mateo, CA 94403-1906          Officer
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Officer of 51 of the investment companies in Franklin Templeton Investments; Director, Global Compliance, Franklin Resources, Inc.;
and formerly, Director of Compliance, Franklin Resources, Inc. (1994-2001).
------------------------------------------------------------------------------------------------------------------------------------
LAURA FERGERSON (42)              Treasurer           Since July 2004      Not Applicable               None
One Franklin Parkway
San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Officer of 34 of the investment companies in Franklin Templeton Investments; and formerly, Director and member of Audit and
Valuation Committees, Runkel Funds, Inc. (2003-2004); Assistant Treasurer of most of the investment companies in Franklin Templeton
Investments (1997-2003); and Vice President, Franklin Templeton Services, LLC (1997-2003).
------------------------------------------------------------------------------------------------------------------------------------
MARTIN L. FLANAGAN (44)           Vice President      Since 1995           Not Applicable               None
One Franklin Parkway
San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Co-President and Chief Executive Officer, Franklin Resources, Inc.; Senior Vice President and Chief Financial Officer, Franklin
Mutual Advisers, LLC; Executive Vice President, Chief Financial Officer and Director, Templeton Worldwide, Inc.; Executive Vice
President and Chief Operating Officer, Templeton Investment Counsel, LLC; President and Director, Franklin Advisers, Inc.; Executive
Vice President, Franklin Investment Advisory Services, Inc. and Franklin Templeton Investor Services, LLC; Chief Financial Officer,
Franklin Advisory Services, LLC; Chairman, Franklin Templeton Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 49 of the investment companies in Franklin Templeton
Investments.
------------------------------------------------------------------------------------------------------------------------------------


                                                            Annual Report   | 33

------------------------------------------------------------------------------------------------------------------------------------
                                                                           NUMBER OF PORTFOLIOS IN
                                                      LENGTH OF            FUND COMPLEX OVERSEEN
NAME, AGE AND ADDRESS             POSITION            TIME SERVED          BY BOARD MEMBER*             OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
JIMMY D. GAMBILL (57)             Senior Vice         Since 2002           Not Applicable               None
500 East Broward Blvd.            President and
Suite 2100                        Chief Executive
Fort Lauderdale, FL 33394-3091    Officer-
                                  Finance and
                                  Administration
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President, Franklin Templeton Services, LLC; Senior Vice President, Templeton Worldwide, Inc.; and officer of 51 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
DAVID P. GOSS (57)                Vice President      Since 2000           Not Applicable               None
One Franklin Parkway
San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Associate General Counsel, Franklin Resources, Inc.; officer and director of one of the subsidiaries of Franklin Resources, Inc.;
officer of 51 of the investment companies in Franklin Templeton Investments; and FORMERLY, President, Chief Executive Officer and
Director, Property Resources Equity Trust (until 1999) and Franklin Select Realty Trust (until 2000).
------------------------------------------------------------------------------------------------------------------------------------
BARBARA J. GREEN (56)             Vice President      Since 2000           Not Applicable               None
One Franklin Parkway
San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President, Deputy General Counsel and Secretary, Franklin Resources, Inc.; Secretary and Senior Vice President, Templeton
Worldwide, Inc.; Secretary, Franklin Advisers, Inc., Franklin Advisory Services, LLC, Franklin Investment Advisory Services, Inc.,
Franklin Mutual Advisers, LLC, Franklin Templeton Alternative Strategies, Inc., Franklin Templeton Investor Services, LLC, Franklin
Templeton Services, LLC, Franklin Templeton Distributors, Inc., Templeton Investment Counsel, LLC, and Templeton/Franklin Investment
Services, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 51 of the investment companies in
Franklin Templeton Investments; and FORMERLY, Deputy Director, Division of Investment Management, Executive Assistant and Senior
Advisor to the Chairman, Counselor to the Chairman, Special Counsel and Attorney Fellow, U.S. Securities and Exchange Commission
(1986-1995); Attorney, Rogers & Wells (until 1986); and Judicial Clerk, U.S. District Court (District of Massachusetts) (until
1979).
------------------------------------------------------------------------------------------------------------------------------------


34 |   Annual Report

------------------------------------------------------------------------------------------------------------------------------------
                                                                           NUMBER OF PORTFOLIOS IN
                                                      LENGTH OF            FUND COMPLEX OVERSEEN
NAME, AGE AND ADDRESS             POSITION            TIME SERVED          BY BOARD MEMBER*             OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
MURRAY L. SIMPSON (67)            Vice President      Since 2000           Not Applicable               None
One Franklin Parkway              and Secretary
San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Executive Vice President and General Counsel, Franklin Resources, Inc.; officer and/or director, as the case may be, of some of the subsidiaries of Franklin Resources, Inc. and of 51 of the investment companies in Franklin Templeton Investments; and FORMERLY,
Chief Executive Officer and Managing Director, Templeton Franklin Investment Services (Asia) Limited (until 2000); and Director,
Templeton Asset Management Ltd. (until 1999).
------------------------------------------------------------------------------------------------------------------------------------
GALEN G. VETTER (52)              Chief Financial     Since May 2004       Not Applicable               None
500 East Broward Blvd.            Officer and
Suite 2100                        Chief
Fort Lauderdale, FL 33394-3091    Accounting
                                  Officer

------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Officer of 51 of the investment companies in Franklin Templeton Investments; Senior Vice President, Franklin Templeton Services,
LLC; and FORMERLY, Managing Director, RSM McGladrey, Inc.; and Partner, McGladrey & Pullen, LLP.
------------------------------------------------------------------------------------------------------------------------------------

* We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment adviser or affiliated investment advisers.

** Charles B. Johnson and Rupert H. Johnson, Jr. are considered to be interested persons of the Trust under the federal securities laws due to their positions as officers and directors and major shareholders of Franklin Resources, Inc., which is the parent company of the Fund's adviser and distributor. Edward B. Jamieson is considered to be an interested person of the Trust under the federal securities laws due to his position as an officer of Franklin Advisers, Inc., which is the Trust's adviser.

Note: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers.

THE SARBANES-OXLEY ACT OF 2002 AND RULES ADOPTED BY THE SECURITIES AND EXCHANGE COMMISSION REQUIRE THE FUND TO DISCLOSE WHETHER THE FUND'S AUDIT COMMITTEE INCLUDES AT LEAST ONE MEMBER WHO IS AN AUDIT COMMITTEE FINANCIAL EXPERT WITHIN THE MEANING OF SUCH ACT AND RULES. THE FUND'S BOARD OF TRUSTEES HAS DETERMINED THAT THERE IS AT LEAST ONE SUCH FINANCIAL EXPERT ON THE AUDIT COMMITTEE AND HAS DESIGNATED FRANK W.T. LAHAYE AS ITS AUDIT COMMITTEE FINANCIAL EXPERT. THE BOARD BELIEVES THAT MR. LAHAYE QUALIFIES AS SUCH AN EXPERT IN VIEW OF HIS EXTENSIVE BUSINESS BACKGROUND AND EXPERIENCE, INCLUDING SERVICE AS PRESIDENT AND DIRECTOR OF MCCORMICK SELPH ASSOCIATES FROM 1954 THROUGH 1965; DIRECTOR AND CHAIRMAN OF TELEDYNE CANADA LTD. FROM 1966 THROUGH 1971; DIRECTOR AND CHAIRMAN OF QUARTERDECK CORPORATION FROM 1982 THROUGH 1998; AND SERVICES AS A DIRECTOR OF VARIOUS OTHER PUBLIC COMPANIES INCLUDING U.S. TELEPHONE INC. (1981-1984), FISHER IMAGING INC. (1991-1998) AND DIGITAL TRANSMISSIONS SYSTEMS (1995-1999). IN ADDITION, MR. LAHAYE SERVED FROM 1981 TO 2000 AS A DIRECTOR AND CHAIRMAN OF PEREGRINE VENTURE MANAGEMENT CO., A VENTURE CAPITAL FIRM, AND HAS BEEN A MEMBER AND CHAIRMAN OF THE FUND'S AUDIT COMMITTEE SINCE ITS INCEPTION. AS A RESULT OF SUCH BACKGROUND AND EXPERIENCE, THE BOARD OF TRUSTEES BELIEVES THAT MR. LAHAYE HAS ACQUIRED AN UNDERSTANDING OF GENERALLY ACCEPTED ACCOUNTING PRINCIPLES AND FINANCIAL STATEMENTS, THE GENERAL APPLICATION OF SUCH PRINCIPLES IN CONNECTION WITH THE ACCOUNTING ESTIMATES, ACCRUALS AND RESERVES, AND ANALYZING AND EVALUATING FINANCIAL STATEMENTS THAT PRESENT A BREADTH AND LEVEL OF COMPLEXITY OF ACCOUNTING ISSUES GENERALLY COMPARABLE TO THOSE OF THE FUND, AS WELL AS AN UNDERSTANDING OF INTERNAL CONTROLS AND PROCEDURES FOR FINANCIAL REPORTING AND AN UNDERSTANDING OF AUDIT COMMITTEE FUNCTIONS. MR. LAHAYE IS AN INDEPENDENT TRUSTEE AS THAT TERM IS DEFINED UNDER THE RELEVANT SECURITIES AND EXCHANGE COMMISSION RULES AND RELEASES.


                                                            Annual Report   | 35

FRANKLIN UNIVERSAL TRUST

SHAREHOLDER INFORMATION

PROXY VOTING POLICIES AND PROCEDURES

The Fund has established Proxy Voting Policies and Procedures ("Policies") that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/847-2268 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund's proxy voting records are also made available online at franklintempleton.com and posted on the Securities and Exchange Commission's website at sec.gov and reflect the 12-month period beginning July 1, 2003, and ending June 30, 2004.

QUARTERLY STATEMENT OF INVESTMENTS

The Fund files a complete statement of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800/SEC-0330.

CERTIFICATIONS

The Fund's Chief Executive Officer - Finance and Administration is required by the New York Stock Exchange's Listing Standards to file annually with the Exchange a certification that he is not aware of any violation by the Fund of the Exchange's Corporate Governance Standards applicable to the Fund. The Fund has filed such certification.

In addition, the Fund's Chief Executive Officer - Finance and Administration and Chief Financial Officer and Chief Accounting Officer are required by the rules of the SEC to provide certain certifications with respect to the Fund's Form N-CSR and Form N-CSRS (which includes the Fund's annual and semi-annual reports to shareholders) that are filed semi-annually with the SEC. The Fund has filed such certifications with its Form N-CSRS for the six months ended February 29, 2004. Additionally, the Fund expects to file, on or before October 29, 2004, such certifications with its Form N-CSR for the year ended August 31, 2004.


36 |   Annual Report

LITERATURE REQUEST

TO RECEIVE A BROCHURE AND PROSPECTUS, PLEASE CALL US AT 1-800/DIAL BEN(R) (1-800/342-5236) OR VISIT FRANKLINTEMPLETON.COM. INVESTORS SHOULD CAREFULLY CONSIDER A FUND'S INVESTMENT GOALS, RISKS, CHARGES AND EXPENSES BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION. PLEASE CAREFULLY READ THE PROSPECTUS BEFORE INVESTING. TO ENSURE THE HIGHEST QUALITY OF SERVICE, WE MAY MONITOR, RECORD AND ACCESS TELEPHONE CALLS TO OR FROM OUR SERVICE DEPARTMENTS. THESE CALLS CAN BE IDENTIFIED BY THE PRESENCE OF A REGULAR BEEPING TONE.

FRANKLIN TEMPLETON INVESTMENTS

INTERNATIONAL

Mutual European Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund
Templeton International (Ex EM) Fund

GLOBAL

Mutual Discovery Fund
Templeton Capital Accumulator Fund
Templeton Global Long-Short Fund
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund
Templeton Growth Fund
Templeton World Fund

GROWTH

Franklin Aggressive Growth Fund
Franklin Capital Growth Fund
Franklin Flex Cap Growth Fund
Franklin Small Cap Growth Fund II(1)
Franklin Small-Mid Cap Growth Fund

VALUE

Franklin Balance Sheet
  Investment Fund(2)
Franklin Equity Income Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund(2)
Franklin Small Cap Value Fund
Mutual Beacon Fund
Mutual Qualified Fund
Mutual Recovery Fund(3)
Mutual Shares Fund

BLEND

Franklin Blue Chip Fund
Franklin Convertible Securities Fund
Franklin Growth Fund
Franklin Rising Dividends Fund
Franklin U.S. Long-Short Fund(4)

SECTOR

Franklin Biotechnology Discovery Fund
Franklin DynaTech Fund
Franklin Global Communications Fund
Franklin Global Health Care Fund
Franklin Gold and Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Technology Fund
Franklin Utilities Fund
Mutual Financial Services Fund

ASSET ALLOCATION

Franklin Templeton Corefolio
  Allocation Fund
Franklin Templeton Founding Funds
  Allocation Fund
Franklin Templeton Perspectives
  Allocation Fund

TARGET FUNDS

Franklin Templeton Conservative Target Fund
Franklin Templeton Growth Target Fund
Franklin Templeton Moderate Target Fund

INCOME

Franklin Adjustable U.S. Government Securities Fund(5)
Franklin's AGE High Income Fund
Franklin Federal Money Fund(5), (6)
Franklin Floating Rate Daily Access Fund
Franklin Floating Rate Trust(3)
Franklin Income Fund
Franklin Limited Maturity
  U.S. Government Securities Fund(5), (7)
Franklin Money Fund(5), (6)
Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio
Franklin Templeton Hard Currency Fund
Franklin Total Return Fund
Franklin U.S. Government Securities Fund(5)
Templeton Global Bond Fund

TAX-FREE INCOME(8)

NATIONAL FUNDS

Double Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund(9)
Tax-Exempt Money Fund(5), (6)

LIMITED-TERM FUNDS

California Limited-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
New York Limited-Term Tax-Free Income Fund

INTERMEDIATE-TERM FUNDS

California Intermediate-Term
  Tax-Free Income Fund
Federal Intermediate-Term
  Tax-Free Income Fund
New York Intermediate-Term
  Tax-Free Income Fund

STATE-SPECIFIC

Alabama
Arizona
California(10)
Colorado
Connecticut
Florida(10)
Georgia
Kentucky
Louisiana
Maryland
Massachusetts(9)
Michigan(9)
Minnesota(9)
Missouri
New Jersey
New York(10)
North Carolina
Ohio(9)
Oregon
Pennsylvania
Tennessee
Virginia

INSURANCE FUNDS

Franklin Templeton Variable Insurance
  Products Trust(11)

(1) The fund is closed to new investors. Existing shareholders can continue adding to their accounts.

(2) The fund is only open to existing shareholders and select retirement plans.

(3) The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

(4) Upon reaching approximately $350 million in assets, the fund intends to close to all investors.

(5) An investment in the fund is neither insured nor guaranteed by the U.S. government or by any other entity or institution.

(6) Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

(7) Formerly Franklin Short-Intermediate U.S. Government Securities Fund. Effective 9/1/04, the fund's name changed; its investment goal and strategy remained the same.

(8) For investors subject to the alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable.

(9)   Portfolio of insured municipal securities.

(10) These funds are available in two or more variations, including long-term portfolios, portfolios of insured securities, a high-yield portfolio (CA) and limited-term, intermediate-term and money market portfolios (CA and NY).

(11) The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.

09/04                                              Not part of the annual report

       [LOGO](R)
FRANKLIN(R) TEMPLETON(R)                            One Franklin Parkway
       INVESTMENTS                                  San Mateo, CA 94403-1906


ANNUAL REPORT

FRANKLIN UNIVERSAL TRUST

INVESTMENT MANAGER

Franklin Advisers, Inc.
1-800/DIAL BEN(R)

TRANSFER AGENT

PFPC Inc.
P.O. Box 43027
Providence, RI 02940-3027

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

FUT A2004 10/04

      ITEM 2. CODE OF ETHICS.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 11(A), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

      ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is Frank W. T. LaHaye and he is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.

      ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)      Audit Fees
The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $20,816 for the fiscal year ended August 31, 2004 and $19,271 for the fiscal year ended August 31, 2003.

(b)      Audit-Related Fees
The aggregate fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of Item 4 were $12,500 for the fiscal year ended August 31, 2004 and $12,500 for the fiscal year ended August 31, 2003. The services for which these fees were paid included attestation services.

The aggregate fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that are reasonably related to the performance of the audit of the their financial statements were $45,000 for the fiscal year ended August 31, 2004 and $3,614 for the fiscal year ended August 31, 2003. The services for which these fees were paid included attestation services.

(c)      Tax Fees
There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.

There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning.

(d)      All Other Fees
The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant not reported in paragraphs (a)-(c) of Item 4 were $109 for the fiscal year ended August 31, 2004 and $0 for the fiscal year ended August 31, 2003. The services for which these fees were paid included review of materials provided to the fund Board in connection with the investment management contract renewal process.

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant not reported in paragraphs (a)-(c) of Item 4 were $99,891 for the fiscal year ended August 31, 2004 and $0 for the fiscal year ended August 31, 2003. The services for which these fees were paid included review of materials provided to the fund Board in connection with the investment management contract renewal process.

(e) (1) The registrant's audit committee is directly responsible for approving the services to be provided by the auditors, including:

      (i) pre-approval of all audit and audit related services;

      (ii) pre-approval of all non-audit related services to be provided to the Fund by the auditors;

      (iii)pre-approval of all non-audit related services to be provided to the registrant by the auditors to the registrant's investment adviser or to any entity that controls, is controlled by or is under common control with the registrant's investment adviser and that provides ongoing services to the registrant where the non-audit services relate directly to the operations or financial reporting of the registrant; and

      (iv) establishment by the audit committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

(e) (2) None of the services provided to the registrant described in paragraphs
(b)-(d) of Item 4 were pre-approved by the audit committee pursuant to paragraph
(c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f) No disclosures are required by this Item 4(f).

(g) The aggregate non-audit fees paid to the principal accountant for services rendered by the principal accountant to the registrant and the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant were $157,500 for the fiscal year ended August 31, 2004 and $16,114 for the fiscal year ended August 31, 2003.

(h) No disclosures are required by this Item 4(h).

      ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
      Member of the Audit Committee are: Robert F. Carlson, S. Joseph Fortunato and Frank W.T. LaHaye

      ITEM 6. SCHEDULE OF INVESTMENTS. N/A

      ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES. The Board has delegated the authority to vote proxies related to the portfolio securities held by the Fund to the Fund's manager Franklin Advisers, Inc. (Advisers) in accordance with the Proxy Voting Policies and Procedures (Policies) adopted by the manager.

The manager has delegated its administrative duties with respect to the voting of proxies to the Proxy Group within Franklin Templeton Companies, LLC (Proxy Group), an affiliate and wholly owned subsidiary of Franklin Resources, Inc. All proxies received by the Proxy Group will be voted based upon the manager's instructions and/or policies.

To assist it in analyzing proxies, the manager subscribes to Institutional Shareholder Services (ISS), an unaffiliated third party corporate governance research service that provides in-depth analyses of shareholder meeting agendas, vote recommendations, recordkeeping and vote disclosure services. In addition, the manager subscribes to Glass Lewis & Co., LLC (Glass Lewis), an unaffiliated third party analytical research firm, to receive analyses and vote recommendations on the shareholder meetings of publicly held U.S. companies. Although ISS' and/or Glass Lewis' analyses are thoroughly reviewed and considered in making a final voting decision, the manager does not consider recommendations from ISS, Glass Lewis or any other third party to be determinative of the manager's ultimate decision. The manager votes proxies solely in the interests of the Fund and its shareholders. As a matter of policy, the officers, trustees and employees of the Fund, the manager and the Proxy Group will not be influenced by outside sources whose interests conflict with the interests of the Fund and its shareholders. All conflicts are resolved in the interests of the manager's clients. In situations where the manager perceives a material conflict of interest, the manager may: disclose the conflict to the Fund's board of trustees; defer to the voting recommendation of the Fund's board of trustees, ISS, Glass Lewis or those of another independent third party provider of proxy services; or take such other action in good faith (in consultation with counsel) which would protect the interests of the Fund and its shareholders.

The recommendation of management on any issue is a factor which the manager considers in determining how proxies should be voted, but is not determinative of the manager's ultimate decision. As a matter of practice, the votes with respect to most issues are cast in accordance with the position of the company's management. Each issue, however, is considered on its own merits, and the manager will not support the position of the company's management in any situation where it deems that the ratification of management's position would adversely affect the investment merits of owning that company's shares.

MANAGER'S PROXY VOTING POLICIES AND PRINCIPLES

The manager has adopted general proxy voting guidelines, which are summarized below. These guidelines are not an exhaustive list of all the issues that may arise and the manager cannot anticipate all future situations. In all cases, each proxy will be considered based on the relevant facts and circumstances.

BOARD OF DIRECTORS. The manager supports an independent board of directors, and prefers that key committees such as audit, nominating, and compensation committees be comprised of independent directors. The manager will generally vote against management efforts to classify a board and will generally support proposals to declassify the board of directors. The manager may withhold votes from directors who have attended less than 75% of meetings without a valid reason. While generally in favor of separating Chairman and CEO positions, the manager will review this issue as well as proposals to restore or provide for cumulative voting on a case-by-case basis, taking into consideration factors such as the company's corporate governance guidelines or provisions and performance.

RATIFICATION OF AUDITORS. In light of several high profile accounting scandals, the manager will closely scrutinize the role and performance of auditors. On a case-by-case basis, the manager will examine proposals relating to non-audit relationships and non-audit fees. The manager will also consider, on a case-by-case basis, proposals to rotate auditors, and will vote against the ratification of auditors when there is clear and compelling evidence of accounting irregularities or negligence.

MANAGEMENT & DIRECTOR COMPENSATION. A company's equity-based compensation plan should be in alignment with its shareholders' long-term interests. The manager evaluates plans on a case-by-case basis by considering several factors to determine whether the plan is fair and reasonable, including the ISS quantitative model utilized to assess such plans and/or the Glass Lewis evaluation of the plans. The manager will generally oppose plans that have the potential to be excessively dilutive, and will almost always oppose plans that are structured to allow the repricing of underwater options, or plans that have an automatic share replenishment "evergreen" feature. The manager will generally support employee stock option plans in which the purchase price is at least 85% of fair market value, and when potential dilution is 10% or less.

Severance compensation arrangements will be reviewed on a case-by-case basis, although the manager will generally oppose "golden parachutes" that are considered to be excessive. The manager will normally support proposals that require a percentage of directors' compensation to be in the form of common stock, as it aligns their interests with those of shareholders. The manager will review on a case-by-case basis any shareholder proposals to adopt policies on expensing stock option plans.

ANTI-TAKEOVER MECHANISMS AND RELATED ISSUES. The manager generally opposes anti-takeover measures since they tend to reduce shareholder rights. On occasion, the manager may vote with management when the research analyst has concluded that the proposal is not onerous and would not harm the Fund or its shareholders' interests. The manager generally supports proposals that require shareholder rights' plans ("poison pills") to be subject to a shareholder vote and will closely evaluate such plans on a case-by-case basis to determine whether or not they warrant support. The manager will generally vote against any proposal to issue stock that has unequal or subordinate voting rights. The manager generally opposes any supermajority voting requirements as well as the payment of "greenmail." The manager generally supports "fair price" provisions and confidential voting.

Changes to capital structure. The manager will review, on a case-by-case basis, proposals by companies to increase authorized shares and the purpose for the increase and proposals seeking preemptive rights. The manager will generally not vote in favor of dual-class capital structures to increase the number of authorized shares where that class of stock would have superior voting rights. The manager will generally vote in favor of the issuance of preferred stock in cases where the company specifies the voting, dividend, conversion and other rights of such stock and the terms of the preferred stock issuance are deemed reasonable.

MERGERS AND CORPORATE RESTRUCTURING. Mergers and acquisitions will be subject to careful review by the research analyst to determine whether each will be beneficial to shareholders. The manager will analyze various economic and strategic factors in making the final decision on a merger or acquisition. Corporate restructuring and reincorporation proposals are also subject to a thorough examination on a case-by-case basis.

SOCIAL AND CORPORATE POLICY ISSUES. The manager will generally give management discretion with regard to social, environmental and ethical issues, although the manager may vote in favor of those that are believed to have significant economic benefits or implications for the Fund and its shareholders.

GLOBAL CORPORATE GOVERNANCE. Many of the tenets discussed above are applied to proxy voting decisions for international companies. However, the manager must be more flexible in these instances and must be mindful of the varied market practices of each region.

The manager will attempt to process every proxy it receives for all domestic and foreign proxies. However, there may be situations in which the manager cannot process proxies, for example, where a meeting notice was received too late, or sell orders preclude the ability to vote. The manager may abstain from voting under certain circumstances or vote against items such as "Other Business" when the manager is not given adequate information from the company.

Shareholders may view the complete Policies on-line at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954-847-2268 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund's proxy voting records are available on-line at franklintempleton.com and posted on the SEC website at WWW.SEC.GOV and reflect the twelve-month period beginning July 1, 2003, and ending June 30, 2004.

      ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS. N/A

      ITEM 9. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS. There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.

      ITEM 10. CONTROLS AND PROCEDURES.
(A) EVALUATION OF DISCLOSURE CONTROLS AND PROCEDURES. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant's filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant's management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant's management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant's management, including the Registrant's principal executive officer and the Registrant's principal financial officer, of the effectiveness of the design and operation of the Registrant's disclosure controls and procedures. Based on such evaluation, the Registrant's principal executive officer and principal financial officer concluded that the Registrant's disclosure controls and procedures are effective.

(B) CHANGES IN INTERNAL CONTROLS. There have been no significant changes in the Registrant's internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

ITEM 11. EXHIBITS.

(A) Code of Ethics

(B) (1) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Jimmy D. Gambill, Chief Executive Officer - Finance and Administration, and Galen G. Vetter, Chief Financial Officer

(B) (2) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Jimmy D. Gambill, Chief Executive Officer - Finance and Administration, and Galen G. Vetter, Chief Financial Officer

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN UNIVERSAL TRUST

By /s/Jimmy D. Gambill
      Chief Executive Officer - Finance and Administration
Date    October 29, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By /s/Jimmy D. Gambill
      Chief Executive Officer - Finance and Administration
Date    October 29, 2004


By /s/Galen G. Vetter
      Chief Financial Officer
Date    October 29, 2004